Product Information Notice Dated February 27, 2012

Effective March 5, 2012, Wellington Management Company, LLP will replace Hartford Investment Management Company as sub-adviser for Hartford Total Return Bond HLS Fund (“the Fund”).

In the table in the section entitled “The Funds” in your prospectus, the information for the Funds is deleted and replaced with the following:

Funding Option	Investment Objective Summary	Investment Adviser/Sub- Adviser
Hartford Series Fund, Inc.
Hartford Total Return Bond HLS Fund – Class IA	Seeks a competitive total return, with income as a secondary objective	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

This Product Information Notice should be retained future reference

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